SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 9, 2006


                                Youbet.com, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)



      Delaware                       0-26015                   95-4627253
   -----------------            ---------------          ------------------
   (State or other              (Commission File           (I.R.S. Employer
    jurisdiction of              Number)                   Identification No.)
    incorporation)



              5901 De Soto Avenue
                Woodland Hills                                    91367
                  California

         --------------------------------                      ------------

     (Address of principal executive offices)                   (Zip Code)

                                 (818) 668-2100

                             -----------------------

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.

         On October 9, 2006, Youbet issued a press release announcing its acquisition of Bruen Productions International, Inc.  A copy of this press release is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibit:

                   99.1    Press release dated October 9, 2006.




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                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                               YOUBET.COM, INC.





Date:  October 9, 2006                                        By /s/ Gary S. Sproule
                                                                 ----------------------------
                                                                 Gary S. Sproule
                                                                 Chief Financial Officer



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                                                                                                                      EXHIBIT 99.1




                                                               [YOUBET LOGO]

For more information contact:
Gary Sproule                                                                                                         Richard Land
Chief Financial Officer                                                                                              David Jacoby
Youbet.com, Inc.                                                                                   Jaffoni & Collins Incorporated
818/668-2100                                                                                        212/835-8500 or ubet@jcir.com


                                                 YOUBET.COM ACQUIRES BRUEN PRODUCTIONS

                              - Youbet to Realize Cost Savings from Integration of Production Services -

Woodland Hills, CA and Loveland, CO, October 9, 2006 - Reflecting its efforts to cost effectively produce innovative marketing and educational content, Youbet.com, Inc. (NASDAQ:UBET) announced today that it recently acquired privately-held Bruen Productions
International, Inc., a Colorado-based full-service broadcast production company.  Bruen specializes in the creation of marketing and advertising campaigns which leverage their broadcast and internet audio/visual capabilities, podcast production and consulting experience, and direct response marketing expertise including WEBmercial production.

With Bruen's production capabilities in-house, Youbet expects to save approximately $250,000 per year on the production of new customer-focused, educational audio/video content distributed through its online offerings including Youbet.net.  Youbet financed the $162,000 acquisition price with restricted treasury stock payable in four installments over the next three years.  In addition,
Youbet assumed $174,000 in Bruen debt.

Established in 1983, Bruen Productions serves clients in the U.S. and Canada and has been profitable since its inception.  Combined
2004-2005 revenue was approximately $1.2 million.  Including founder and President, Dave Bruen, Bruen Productions employs six individuals, each of which will remain with the company.  Bruen will continue to work on behalf of non-Youbet customers.

Youbet Chairman and CEO Charles F. Champion commented, "With this acquisition, Youbet now has the ability to produce creative content that can benefit our core offerings and we have added highly regarded creative talent and skill sets that will support future opportunities.  By utilizing Bruen's available capacity, instead of using outside resources, Youbet will realize cost savings compared to the budget we had allocated towards producing original educational and entertainment-focused video content for our
Youbet.com and Youbet.net offerings for both novice and experienced handicappers.  In addition, Bruen's leading broadcast commercial production capabilities provides opportunities to effectively promote Youbet and its subsidiaries and we will also offer these services to Youbet content providers and industry constituents that are looking to promote their products.  Finally, Bruen's creative expertise can be leveraged for the creation of content needed for new business proposals."

Youbet.com is a diversified provider of technology and pari-mutuel horse racing content for consumers through Internet and telephone platforms and is a leading supplier of totalizator systems, terminals and other pari-mutuel wagering services and systems to the pari-mutuel industry through its United Tote subsidiary.  Youbet.com's International Racing Group subsidiary is the only pari-mutuel rebate provider to be licensed by a U.S. racing regulatory jurisdiction.

Youbet.com's website offers members the ability to watch and, in most states, wager on the widest variety of horse racing content available worldwide.  Through this platform, Youbet offers members commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products.  The Youbet Advantage(TM) Player Rewards Program is the only player incentive program of its kind in the U.S.
pari-mutuel market; and Youbet's play-for-points racing education website - www.Youbet.net - is helping to attract new fans to racing.  Youbet.com is an official online wagering platform of Churchill Downs Incorporated and the Kentucky Derby and is the
exclusive provider of horse racing content for CBS SportsLine.com.  More information on Youbet.com can be found at www.youbet.com.
More information on Bruen Productions can be found at www.bruen.com.


Forward-Looking Statements

This press release contains certain forward-looking statements. Statements containing expressions such as "may," "will," "project,"
"might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," potential," "continue" or "pursue," or the negative or other variations thereof or comparable terminology used in Youbet's press releases and in its reports filed with the
Securities and Exchange Commission are intended to identify forward-looking statements. These forward-looking statements, which are included in accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release.
Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. From time to time, these risks, uncertainties and other factors are discussed in Youbet's filings with the Securities and Exchange Commission. Such factors include, without limitation, the following: our successful integration of United Tote; the timely development and market acceptance of new products and technologies; our ability to secure financing on terms acceptable to us; our ability to control operating expenses;
increased competition in the advance deposit wagering business; a decline in the public acceptance of wagering; wagering ceasing to be approved in jurisdictions where Youbet currently operates; the limitation, conditioning or suspension of any of Youbet's licenses; increases in or new taxes imposed on wagering revenues; and a decline in the general economy. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.


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